SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                           DECEMBER 31, 1998
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Date of earliest event reported:            DECEMBER 30, 1998
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                              WEINER'S STORES, INC.
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               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                         0-23671                76-0355003
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(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
    of Incorporation)                                        Identification No.)


6005 WESTVIEW DRIVE, HOUSTON, TEXAS                                  77055
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code    (713) 688-1331
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)






HO1:\130815\01\2SXR01!.DOC\80289.0001

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

        On December 30, 1998, Weiner's Stores, Inc., a Delaware corporation (the "Company"), issued a press release announcing that the Company's Board of Directors had extended the employment contract of Herbert R. Douglas, President and Chief Executive Officer of the Company, for two additional years. The agreement between the Company and Mr. Douglas that effects such extension and contains other terms and conditions of Mr. Douglas's employment (the "Employment Agreement") is effective for the period commencing as of February 1, 1999 and ending on January 31, 2001, unless earlier terminated as provided in the Employment Agreement. Mr. Douglas also continues to serve as the Chairman of the Board of Directors of the Company.

        Filed herewith are the Employment Agreement and such press release.







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
ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

     Exhibit number        Description
     --------------        -----------

         10.1              Employment Agreement
         99.1              Press release









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
                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Weiner's Stores, Inc.

                                              By: /s/ Raymond J. Miller
                                                  -----------------------------
                                                  Raymond J. Miller
                                                  Vice President and
                                                  Chief Financial Officer

Dated:  December 31, 1998










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
                                  EXHIBIT INDEX


     Exhibit number        Description
     --------------        -----------

         10.1              Employment Agreement
         99.1              Press release














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